Long-term royalty payable	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Long-term royalty payable
15. Long-term royalty payable:

	December 31, 2020	December 31, 2019
Balance, beginning of year	$18,258	$20,935
Accretion expense	3,732	3,357
Repayment	(5,948)	(6,034)
Balance, end of year	16,042	18,258
Current portion	(7,451)	(5,936)
Long-term portion	$8,591	$12,322

On January 11, 2016, the Company entered into a financing agreement with Cartesian to support the Company's global growth initiatives. The financing agreement immediately provided $17,500 in cash (the “Tranche 1 Financing”). In consideration for the funds provided to the Company, Cartesian is entitled to royalty payments based on the greater of (i) a percentage of amounts received by the Company on select HPDI systems and CWI joint venture income through 2025 and (ii) stated fixed amounts per annum subject to adjustment for asset sales. The carrying value is being accreted to the expected redemption value using the effective interest method, which is approximately 23% per annum. Amounts due to Cartesian are secured by an interest in the Company's HPDI intellectual property and a priority interest in the Company's CWI joint venture interest.

In January 2017, the Company and Cartesian signed a Consent Agreement which allows the Company to sell certain assets in exchange for prepayment of the Cartesian royalty. Cartesian is paid 15% of the net proceeds from these asset sales to a maximum of $15,000, with these payments being allocated on a non-discounted basis to future years' minimum payments.

As of December 31, 2020, the total royalty prepayments paid to Cartesian as a result of the Consent Agreement was $11,912.

The estimated repayments including interest are as follows, for the years ending December 31:

2021	$7,451
2022	5,657
2023	1,795
2024	1,637
2025	2,270
2026	2,851
$21,661